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                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 10, 1999, included in Online System Services, Inc.'s Form 10-KSB for the year ended December 31, 1998 and to all references to our firm included in this Registration Statement on Form S-8.

Denver, Colorado
July 16, 1999